UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – December 14, 2007

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 14, 2007, Messrs. Michael Evans, Matthias C. Kurth, John Osth and C. Richard Piazza each resigned as a member of the board of directors (the “Board”) of Chemokine Therapeutics Corp. (the “Company”).  None of the resignations was the result of any disagreement relating to the Company’s operations, policies or practices.

On December 14, 2007, Messrs. Bernard C. Byrd II, Reza Bahadori, George Kowalchuk and Brian Kuhn were appointed as members of the Board until the next annual meeting of stockholders of the Company.

On December 15, 2007, Dr. Hassan Salari was appointed Chairman of the Board and the following Board committee memberships were established:  Audit Committee – Messrs. Kuhn (Chairman), Kowalchuk, and Byrd; Compensation Committee – Messrs. Bahadori (Chairman), Byrd and Kowalchuk; Nomination and Governance Committee – Messrs. Kowalchuk (Chairman), Kuhn and Bahadori.

ITEM 8.01. Other Events.

On December 17, 2007, the Company issued a press release announcing that Messrs. Brian Kuhn, Bernard Byrd, George Kowalchuk and Reza Bahadori have joined the Board.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2007	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer, Interim Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES NEW DIRECTORS

Vancouver, BC (December 17, 2007) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced that Brian Kuhn, Bernard Byrd, George Kowalchuk and Reza Bahadori have joined the Board of Directors.   They will fill vacancies created by the resignations of C. Richard Piazza, Michael Evans, John Osth and Matthias Kurth.  The new directors will serve until such time as the shareholders have the opportunity to vote on a new Board of Directors at the 2008 Annual General Shareholders Meeting.  Dr. Hassan Salari, founder of the Company, has been appointed Chairman by the new Board of Directors.

Mr. Brian Kuhn is an experienced businessman with over 20 years in trading securities actively through his fund, Lakeside Investments.  For the past 15 years Mr. Kuhn has also provided consulting and review of public offerings for Broidy Capital (a private equity fund based out of Los Angeles, CA).  Mr. Kuhn obtained his CPA from the California State Board of Accountancy in 1990. He spent four years at Arthur Andersen & Co. before leaving to start his own firm.  He has extensive accounting experience and has participated in a number of public as well as private security investments.  Mr. Kuhn is involved in several start-up businesses and charity organizations in Southern California.

Mr. Bernard Byrd is an entrepreneur with more than 20 years experience in a variety of business ventures.  Currently Mr. Byrd is the President and CEO of Secure EDI, a healthcare IT company that operates in the US and in Puerto Rico as Inmediata.  Previously, Mr. Byrd served as Chairman of HRAmerica, a company which he founded and served as its Chairman and CEO until April 2005.  He was President of Human Resource ONE, a company that he founded, sold and brought public as NovaCare Employee Services in 1997.  In the past Mr. Byrd also served as VP of Finance for Your Staff, Inc and CFO of Staffing Services, Inc. Mr. Byrd graduated from California State Polytechnic University and holds a degree in Business Administration.  Mr. Byrd also serves on the Board of Trustees for Speedway Children’s Charities.

Mr. George Kowalchuk is a retired businessman and investor with thirty years of investment experience related to biotechnology companies.

Mr. Reza Bahadori is a Senior Financial Advisor at Paulson Investment Company.  Mr. Bahadori has been involved in a number of transactions for various healthcare and technology companies.  He is an active member of RIBA (Regional Investment Bankers Association) and is a Registered Investment Advisor with FINRA (formally NASD).  He has extensive knowledge of financial and investment banking.

The new directors have extensive business experience and each hold a significant share position in the Company.  The Directors of the Board collectively own over 20% of the Company’s issued capital stock.

The Company would like to thank Mr. Piazza, Mr. Evans, Mr. Osth and Mr. Kurth for their services to the Company as board members.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net